Exhibit 6.7

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of March 11, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 2,500 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $100,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

ARJUNA ANDAY

By:	/s/ Arjuna Anday
Name:	Arjuna Anday

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”) is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Arjuna Anday (the “Investor”), effective as of March 11, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated March 1, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $100,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every plant, clone, plant ready to flower, and tissue culture sold by the subsidiaries of Company (collectively a “Unit”), Company shall pay Investor $0.03 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm

Title:	Secretary

INVESTOR
ARJUNA ANDAY

By:	/s/ Arjuna Anday
Name:	Arjuna Anday

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of February 25, 2024.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 1,250 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $250,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

ANDREW HENDERSON

By:	/s/ Andrew Henderson
Name:	Andrew Henderson

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Andrew Henderson (the “Investor”), effective as of February 25, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated February 25, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $500,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.125 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

ANDREW HENDERSON

By:	/s/ Andrew Henderson
Name:	Andrew Henderson

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”) is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Andrew Kim (the “Investor”), effective as of March 11, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated March 1, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $50,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every plant, clone, plant ready to flower, and tissue culture sold by the subsidiaries of Company (collectively a “Unit”), Company shall pay Investor $0.02 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR
ANDREW KIM

By:	/s/ Andrew Kim
Name:	Andrew Kim

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of March 11, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 1,250 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $50,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

ANDREW KIM

By:	/s/ Andrew Kim
Name:	Andrew Kim

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and K&L Investments LLC (the “Investor”), effective as of April 9, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated April 9, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $2,400,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.50 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

K&L INVESTMENTS LLC

By:	/s/ Ophir Sahar, Authorized Signatory
Name:	Ophir Sahar, Authorized Signatory

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of April 9, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 10,000 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $1,075,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

K&L INVESTMENTS LLC

By:	/s/ Ophir Sahar
Name:	Ophir Sahar, Authorized Signatory

TERMINATION AGREEMENT

This Termination Agreement (the “Agreement”) is entered into this January 28, 2024 (the “Effective Date”), between Endless Corporation, an Oklahoma Corporation (“Party A”), and Sahar Ventures, LLC (“Party B”). Party A and Party B are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, Party A and Party B entered into that certain Call Option Agreement dated March 31, 2023 and that certain Subscription and Purchase Agreement dated April 6, 2023 (collectively the “Contract”), pursuant to which Party A granted Party B an option to purchase certain shares of Party A’s common stock pursuant to the terms and conditions and as more fully set forth in the Contract; and

WHEREAS, the Parties desire to terminate the Contract pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the undertakings of the Parties as set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.	Termination of the Contract. The Parties mutually agree that Contract shall be terminated effective April 9, 2024 (the “Termination Date”). Upon the Termination Date, the Contract shall have no further force or effect.

2.	Consideration. Each party acknowledges and agrees that it has already received all payments and amounts owed from the other Party under the Contract and that no additional consideration of any kind is due from the other Party with respect to the Contract.

3.	Fees and Expenses. Each Party hereto shall bear its own fees and expenses (including attorneys’ fees) incurred in connection with the Contract, this Agreement and the consummation of the transactions contemplated hereby.

4.	Representations. Each Party hereby represents and warrants that it has not assigned or otherwise conveyed or delegated, in whole or in part, any claim or right that it has or may have under the Contract to any third party or person. Each Party represents that the execution and delivery of this Agreement is the duly authorized and binding act of the Party, and that the Party’s signatory hereto is duly authorized to execute this Agreement on behalf of the Party.

5.	No Admission of Liability. Party A and Party B expressly agree and acknowledge that their entering into this Agreement shall not be construed in any manner as an admission of any liability, obligation, or wrongdoing on the part of either Party. Each Party expressly denies any and all liability or wronging with respect to the Contract.

6.	Cooperation between the Parties. Each Party shall fully cooperate with the other Party with respect to the performance of this Agreement. Each Party will provide or make available to the other Party any information and will execute, acknowledge and deliver such further documents that may reasonably be required in order to effectively perform this Agreement and to evidence the termination of the Contract and to release all obligations and liabilities of the Parties thereunder.

7.	Governing Law and Venue. This Agreement will be governed by and interpreted in accordance with the laws of the State of Oklahoma, without giving effect to the principles of conflicts of law of such state. The Parties hereby agree that any action arising out of this Agreement will be brought solely in any state or federal court located in Tulsa County, Oklahoma. Both Parties hereby submit to the exclusive jurisdiction and venue of any such court. THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTERCLAIM OR ACTION ARISING FROM THE TERMS OF THIS AGREEMENT.

8.	Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and legal representatives of the Parties. There are no third-party beneficiaries to this Agreement. Each Party acknowledges and agrees that it fully understands the provisions set forth in this Agreement and their effect, and that each Party is voluntarily entering into this Agreement.

9.	Severability. If any provision or portion of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions or portions shall remain in full force and effect.

10.	Headings; Construction. The headings and captions appearing in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain. This Agreement is the result of negotiations between the Parties and their counsel. Accordingly, this Agreement shall not be construed more strongly against either Party regardless of which Party is more responsible for its preparation, and any ambiguity that might exist herein shall not be construed against the drafting Party.

11.	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument, without necessity of production of the others. An executed signature page delivered via facsimile transmission or electronic signature shall be deemed as effective as an original executed signature page.

12.	Notices. All notices or other communications required under this Agreement shall be in writing and shall be deemed effective when received and made by either (i) hand delivery, (ii) registered mail, (iii) certified mail, return receipt requested, or (iv) email.

13.	Entire Agreement; Modification. This Agreement is the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior agreement or communications between the Parties, whether written, oral, electronic or otherwise. No change, modification, amendment, or addition of or to this Agreement shall be valid unless in writing and signed by authorized representatives of the Parties. Each Party hereto has received independent legal advice regarding this Agreement and their respective rights and obligations set forth herein. The Parties acknowledge and agree that they are not relying upon any representations or statements made by the other Party or the other Party’s employees, agents, representatives or attorneys regarding this Agreement, except to the extent such representations are expressly set forth herein.

IN WITNESS WHEREOF, the Parties have signed this Agreement on the date set forth below.

PARTY A

By:	/s/ Travis W.Dahm
Name:	Travis W.Dahm
Title:	Secretary
Date:	May 2, 2024 9:42 PM CDT

PARTY B

By:	/s/ Ophir Sahar
Name:	Ophir Sahar
Title:	Manager
April 18, 2024 | 3:45 AM PDT

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and MarKe Property Services Ltd. (the “Investor”), effective as of April 15, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated April 15, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $500,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.125 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

MARKE PROPERTY SERVICES LTD.

By:	/s/ Keith Marshall, Authorized Signatory
Name:	Keith Marshall, Authorized Signatory

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of April 16, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 1,000 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $250,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

MARKE PROPERTY SERVICES LTD.

By:	/s/ Keith Marshall
Name:	Keith Marshall, Authorized Signatory

ENDLESS CORPORATION ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Michael Richardson (the “Investor”), effective as of April 5, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated April 5, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $250,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.05 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

MICHAEL RICHARDSON

By:	/s/ Michael Richardson
Name:	Michael Richardson

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of April 5, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 250 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $125,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

MICHAEL RICHARDSON

By:	/s/ Michael Richardson
Name:	Michael Richardson

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of March 5, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 3,750 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $150,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

Sprout Ventures LLC

By:	/s/ Nader Darabi
Name:	Nader Darabi
Title:	Manager

By:	/s/ Nick Busto
Name:	Nick Busto
Title:	Manager

By:	/s/ Andrew Kim
Name:	Andrew Kim
Title:	Manager

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”) is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Sprout Ventures LLC (the “Investor”), effective as of March 5, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated March 1, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $150,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every plant, clone, plant ready to flower, and tissue culture sold by the subsidiaries of Company (collectively a “Unit”), Company shall pay Investor $0.03 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

Sprout Ventures LLC

By:	/s/ Nader Darabi
Name:	Nader Darabi
Title:	Manager

By:	/s/ Nick Busto
Name:	Nick Busto
Title:	Manager

By:	/s/ Andrew Kim
Name:	Andrew Kim
Title:	Manager

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Cassidy Yazzie (the “Investor”), effective as of April 5, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated April 5, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $250,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.05 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

CASSIDY YAZZIE

By:
Name:	Cassidy Yazzie

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of April 5, 2024 and supersedes and voids all prior agreements.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 250 shares of the Company’s Common Stock (the “Shares”) subject to the repurchase option in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Investor shall pay the Company $125,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

CASSIDY YAZZIE

By:	/s/ Cassidy Yazzie
Name:	Cassidy Yazzie

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Michael Noshay (the “Investor”), effective as of February 28, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated February 28, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $50,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.02 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

MICHAEL NOSHAY

By:	/s/ Michael Noshay
Name:	Michael Noshay

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Oklahoma Polygenetics LP (the “Investor”), effective as of July 25th, 2023 (the “Effective Date”).

Background Statement

WHEREAS, in consideration of a one-time payment of $400,000 made by Investor to Company on the Effective Date, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $800,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.10 per Unit.

b.	Acceleration. Recognizing that Company has agreed to pay various third parties royalties subject to the terms and conditions of their own agreements (“Third Party Royalty”), when Third Party Royalty payments constitute less than $0.50 per Unit, all Royalty Payments shall increase to $0.75 per Unit until Royalty Maturity Date.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

OKLAHOMA POLYGENETICS LP

By Future Growth Partners LLC, its General Partner

By:	/s/ Tharusyan Pillay
Name:	Tharusyan Pillay
Title:	Manager

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”) is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Tharusyan Pillay (the “Investor”), effective as of April 19, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated April 19, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $400,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every plant, clone, plant ready to flower, and tissue culture sold by the subsidiaries of Company (collectively a “Unit”), Company shall pay Investor $0.03 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving eﬀect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

Tharusyan Pillay

By:	/s/ Tharusyan Pillay
Name:	Tharusyan Pillay

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Noah Bleicher (the “Investor”), effective as of February 28, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated February 28, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $50,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.02 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR NOAH BLEICHER

By:	/s/ Noah Bleicher
Name:	Noah Bleicher

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and FONTANA VALLEY CAPITAL, LLC (the “Investor”), effective as of September 28, 2023 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated September 28, 2023, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $500,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.125 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

FONTANA VALLEY CAPITAL, LLC

By:	/s/ Dan Huntzicker
Name:	Dan Huntzicker
Title:	Manager

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Orsini Inc (the “Investor”), effective as of April 5, 2024 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated April 5, 2024, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $250,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.05 per Unit.

b.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR ORSINI INC

By:	/s/ Caylee Clore
Name:	Caylee Clore, Authorized Signatory

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of April 4, 2023.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 1,250 shares of the Company’s Common Stock (the “Shares”) and enter into the royalty obligation set forth in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Company shall pay a royalty of $0.125 per unit sale of cannabis plant clone, plant ready to flower, and tissue culture, until the Investor has received a cumulative amount of $500,000 of such royalty payments.

(c) The Investor shall pay the Company $250,000 in new money contemporaneously with the execution hereof.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has an opportunity to retain and consult legal counsel in respect of this investment.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

/s/ Charles Fell
Charles Fell

ENDLESS CORPORATION

Subscription and Purchase Agreement

THE SECURITIES REFERRED TO IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Act”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Act COVERING SUCH SECURITIES OR IF SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Act.

This Subscription and Purchase Agreement (this “Agreement”), is by and between Endless Corporation, a Oklahoma corporation (the “Company”), and the undersigned investor (the “Investor”), effective as of March 20, 2023.

INTRODUCTION

The Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, 10,000 shares of the Company’s Common Stock (the “Shares”) and enter into the royalty obligation set forth in Section 1(b) below for the consideration set forth in Section 1(c) below. Therefore, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

AGREEMENT

1.	Purchase of Shares; Royalties.

(a) The Company hereby sells to the Investor, and the Investor purchases from the Company, the Shares.

(b) The Company shall pay a royalty of $0.65 per unit sale of cannabis plant clone, plant ready to flower, and tissue culture, until the Investor has received a cumulative amount of $2,000,000 of such royalty payments.

(c) The Investor shall pay the Company $500,000 in new money contemporaneously with the execution hereof. The Promissory Note and Security Agreement dated October 11, 2022, by the Company in the principle amount of $500,000 in favor of the Investor shall be effectively converted into the Shares as part of the consideration and shall be of no further force and effect and render any related personal guarantees canceled and void.

2. Representations and Warranties of Investor. The Investor represents and warrants to the Company, and agrees, as applicable, that:

(a) The Investor is acquiring the Shares for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed herein. The Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Act.

(b) The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering, the Shares, the Company and its business, and to obtain such additional information as it desires.

(c) The Investor recognizes (i) that purchase of the Shares involves a high degree of risk and has taken full cognizance of and understands such risks; (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, appraisals and other information that is not of an historical nature represents only the Company’s good faith assessment of its future expenses, revenues, operations and prospects, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled; and (iii) that the Company has relied on the representations of the Investor as set forth in this Section 2 in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

(d) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor understands that no public market now exists for any of the Shares issued by the Company, that the Company has made no assurances that a public market will ever exist for any of the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the Act such that the availability of the exemption from the registration requirements of the Act provided by Rule 144 would be limited, delayed, or eliminated.

(e) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth, and the investment in the Shares will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Shares; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors who have advised the Investor in connection with the purchase of the Shares, of evaluating the risks and merits of investing in the Shares.

(g) The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his or its investment in the Shares.

3. Representations and Warranties of the Company. The Company makes the following representations and warranties:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma. The First Amended Bylaws of the Company (the “Bylaws”) provided to the Investor and his counsel are true and complete and in effect as of the date hereof. The Company may not amend Section 24, 43 or 44 without the Investor’s prior written consent until Investor has received

$1,000,000 in royalty payments as described in section 1(b) of this Agreement, at which time thereafter the Bylaws may be amended in accordance with its provisions.

(b) The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company owns or has the valid right to use all the properties and assets used or necessary to carry on its business as now conducted and as proposed to be conducted. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Company has not given or agreed to provide any third party with any right to purchase the Company or its assets, including any right of first refusal or first offer.

(c) The Company has all requisite corporate power to issue the Shares and to carry out and perform its obligations under this Agreement. The Shares shall be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws. The capitalization chart provided to the Investor and his counsel is true and complete in all respects. Other than may be in the Bylaws, no one has any right to purchase capital stock of the Company or has any instrument or right to convert or exercise into such capital stock. The Company is not a party of any shareholders or buy-sell agreement and neither are any of its existing shareholders with respect to capital stock of the Company.

(d) The Company represents and warrants that neither the Company, any of its officers or directors, nor any entity that controls the Investor or is under the control of, or under common control with, the Company, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act.

(e) The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with his investment in the Shares.

(f) The Company shall use the funds received in Section 1 only for working capital and to fund corporate operations and growth.

4.	Miscellaneous.

(i) This Agreement, along with the Company’s Bylaws, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(ii) This Agreement shall be governed by and construed under the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(iii) The parties acknowledge and agree that LINDSEYfirm has represented the Company as general corporate counsel and plans to continue to do so. The Investor is experienced in these transactions and has retained Woods Rogers Vandeventer Black, PLC in respect of this investment. LINDSEYfirm may also represent the Investor on legal matters separate from the purchase and sale of Shares contemplated by this Agreement, in which case (i) its representation of the Company and the Investor will be limited by the fact that it will not be able to represent either against the other in any litigation or in any other proceeding before a tribunal and (ii) the parties agree with LINDSEYfirm’s judgment that the conflict will not interfere with its independent professional judgment in considering alternatives or foreclose potential courses of action on the behalf of the parties and (iii) therefore, in light of the foregoing, the parties hereby waive this conflict of interest and any potential other conflicts of interest that may arise between the Company and the Investor.

(iv) This Agreement may be executed by electronic transmission (e.g., emailing a PDF or www.docusign.com) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis Dahm
Name:	Travis Dahm
Title:	Founder

INVESTOR

/s/ David Posner
David Posner

ENDLESS CORPORATION

ROYALTY AGREEMENT

This Royalty Agreement (this “Agreement”), is by and between Endless Corporation, an Oklahoma corporation (the “Company”), and Taylormade Investments, LLC (the “Investor”), effective as of September 11, 2023 (the “Effective Date”).

Background Statement

WHEREAS, in addition to the terms of the Subscription Agreement between the parties dated September 11, 2023, Investor is acquiring the right to receive certain payments as set forth herein.

NOW, THEREFORE, in consideration of the covenants expressed herein, the parties agree to perform according to the following terms and conditions.

1.	Royalty Payments. Subject to Sections 1(b) hereof, Company shall pay Investor (collectively, the “Royalty Payments” and individually, a “Royalty Payment”) with respect to sales by Company until reaching have paid Investor a sum total of $500,000 (the “Royalty Maturity Date”) in the manner described as follows:

a.	Unit. For every cannabis plant, clone, plant ready to flower, and tissue culture sold (collectively a “Unit”), Company shall pay Investor $0.125 per Unit.

b.	Acceleration. Recognizing that Company has agreed to pay various third parties royalties subject to the terms and conditions of their own agreements (“Third Party Royalty”), when Third Party Royalty payments constitute less than $0.50 per Unit, all Royalty Payments shall increase to $0.50 per Unit.

c.	Expiration and Termination. Upon reaching the Royalty Maturity Date all Royalty Payments shall cease, and the parties shall be released from all obligations under this Agreement.

2.	Books, Records, and Reports. At the end of each calendar quarter, Company shall deliver to Investor a true and accurate written report, giving such particulars of an accounting for the Royalty Payments under this Agreement, including without limitation:

a.	Category descriptions of each Unit sold;

b.	Quantities of each Unit sold;

c.	Unit prices for each Unit sold; and

d.	Royalties due Investor.

Company shall keep full, true, and accurate books and records relating to sales of Units which may be necessary for the purpose of confirming the amount payable to Investor for Royalty Payments. Company shall preserve such books and records for at least two years from the date of the Royalty Payment to which they pertain. Investor, together with its designated accountants, attorneys, agents and other representatives, shall have the right, once per six-month period for which Royalties Payments shall be made, upon reasonable notice, to examine, during ordinary business hours, the books and records referenced above for the purpose of verifying the accuracy and correctness of the Royalty Payments due to Investor for such period. Such audit shall be restricted to an audit of books and records related to the calculation of Royalty Payments.

Company shall provide its reasonable cooperation in such audit. Such cooperation shall include, but not be limited to, providing reasonably sufficient time for such examination and reasonably convenient access to relevant personnel and records. Investor agrees that it and its designated accountants, attorneys, agents and other representatives shall maintain as confidential all information contained in the books and records referenced above and maintain such information in strict confidence and not reveal or expose such information, directly or indirectly, in whole or in part, to any third party, except as provided in this Section 2, and shall not use any such confidential information for any purpose other than to monitor to calculation of the Royalty Payments under this Agreement.

Each party shall pay the charges it incurs in the course of the audit. However, in the event that the audit establishes underpayment greater than or equal to ten percent (10%) of the Royalty Payments which should have been paid for the accounting period being audited, then Company shall reimburse Investor for the reasonable out of pocket costs incurred by Investor in conducting such audit. However, such costs shall not include salaries paid to Investor employees associated with such audit and such reimbursement shall in no event exceed the amount of underpayment for such period.

3.	Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below their signatures below.

4.	Assignment. This Agreement may not be assigned by either party except with the express written consent of the other party.

5.	Headings. The headings in this Agreement have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain and shall not affect the interpretation of this Agreement.

6.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.	Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oklahoma without giving effect to any choice or conflict of law provision or rule (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Oklahoma.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

10.	No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned Investor, or its duly authorized officer or trustee, as the case may be, as of the date first written above.

ENDLESS CORPORATION

By:	/s/ Travis W. Dahm
Name:	Travis W. Dahm
Title:	Secretary

INVESTOR

TAYLORMADE INVESTMENTS, LLC

By:	/s/ Zachary C. Emond
Name:	Zachary C. Emond
Title:	Authorized Signatory